Exhibit 10.2
SECURITY AGREEMENT

This Security Agreement ("Agreement") is made and executed on the 14th day of June, 2006 by and between Ascendant Solutions, Inc. ("Debtor") and Ampco Partners, Ltd. ("Secured Party").

          R E C I T A L S:

WHEREAS, Debtor has of even date herewith executed a Promissory Note ("Note") payable to Secured Party in the original principal amount of Five Hundred Thousand and no/100 Dollars ($500,000.00);

WHEREAS, Debtor owns an interest (“Partnership Interest”) as a Limited Partner in Ampco Partners, Ltd., the Secured Party. Debtor and other parties entered into a partnership agreement dated April 5, 2002. Such partnership agreement was amended and restated by Amended and Restated Agreement of Limited Partnership (such Amended and Restated Agreement is hereinafter referred to as the “Partnership Agreement”).

WHEREAS, as security for the Note, the Secured Party requires that the Debtor grant a security interest in the aforesaid Partnership Interest to secure the payment and performance of the Note.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

1. The Pledge and Security Interest. The Debtor hereby grants to the Secured Party a security interest in and to the aforesaid Partnership Interest (herein sometimes called the "Collateral").

2. The Indebtedness. This Agreement is being executed and delivered to secure, and the security interests herein granted (the "Security Interests") shall secure (a) full payment and performance of all of the indebtedness and obligations owing to the Secured Party by the Debtor under the Note; (b) all other indebtedness of the Debtor under the Note (all of such debts, indebtedness, liabilities and duties referred to in (a) and (b) of this paragraph are hereinafter collectively referred to as the "Indebtedness").

3. Representations and Warranties of the Debtor. The Debtor represents and warrants to the Secured Party that: (a) the Debtor is the owner of the Collateral; (b) the Security Interests are first and prior Security Interests in and to all of the Collateral; and (c) no dispute, right of set-off, counterclaim or defenses exist with respect to all or any part of the Collateral.
4. Affirmative Covenants of the Debtor. So long as any part of the Indebtedness remain unpaid or unperformed, the Debtor covenants and agrees to: (a) from time to time, and at any time, promptly execute and deliver to the Secured Party all other assignments, certificates and supplemental documents, and do all other acts or things as the Secured Party may reasonably request in order to more fully evidence and perfect the security interest herein created; (b) promptly furnish such information as the Secured Party may reasonably request concerning the Collateral; (c) promptly notify the Secured Party of any change in the fact or circumstance warranted or represented by the Debtor herein; and (d) promptly notify the Secured Party of any claim, action, or proceeding with respect to the Collateral.

    5. Negative Covenants of the Debtor. The Debtor further covenants and agrees that, without the prior written consent of the Secured Party, the Debtor will not (a) sell, assign or transfer any of the Debtor's rights in the Collateral; or (b) create any other security interest in, mortgage or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process or any encumbrance of any kind or character, except the Security Interests herein created.

6. Default. As used herein, the term "Default" means the occurrence of one or more of the following, including the passage of time or the giving of notice of both provided for herein, if any: (a) the failure or refusal of Debtor to pay principal or interest under the Note secured hereby; (b) the failure or refusal to timely perform any nonmonetary obligations or covenants contained herein or in the Note secured hereby and such failure or refusal continues for a period of thirty (30) days after written notice to Debtor of such failure; (c) the sale, loss, theft, destruction, encumbrance or transfer of any of the Collateral in violation hereof, or substantial damage to of any the Collateral; (d) the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor, and such assignment or proceeding is not stayed or terminated within sixty (60) days; (e) the failure to have discharged within a period of thirty (30) days any levy on, seizure or attachment of the Collateral, or any part thereof.

7. Remedies. Upon the occurrence of a Default, in addition to any and all other rights and remedies which the Secured Party may then have hereunder, under the Uniform Commercial Code of the State of Texas or of any other pertinent jurisdiction (the "Code"), or otherwise, the Secured Party may, and at its option: (a) foreclose or otherwise enforce the Security Interests, in whole or in part, by any available judicial procedure; (b) after notification, if any, provided for herein, sell, lease, or otherwise dispose of, at the office of the Secured Party, on the premises of the Debtor, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Indebtedness has been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral; (c) enter upon the premises where any of the Collateral not in the possession of Secured Party or its agent is located and take possession thereof and remove the same, with or without judicial process; (d) at its discretion, surrender any policies of insurance on the Collateral and receive the unearned premiums, and, as the agent and attorney-in-fact for Debtor to collect such premiums; (e) at its discretion, retain the Collateral in satisfaction of the Indebtedness where the circumstances are such that the Secured Party is entitled to do so under the Code or otherwise. Additionally, Secured Party shall have the right to offset any distributions due the Debtor under the aforesaid Partnership Agreement against any amounts due under the Note or under this Security Agreement. Such distributions (collectively “Distributions”) shall include, but not be limited to, Net Cash Flow, Capital Transaction Proceeds and all other payments to which Debtor may be entitled under the Partnership Agreement.

8. Offset. Debtor hereby grants Secured Party the right to offset any and all Distributions due Debtor under the Partnership Agreement and as a partner in the Partnership against all amounts due under the Note. Such authorization shall be effective immediately and shall continue without further notice or consent by Debtor.

    9. Costs, risks. Debtor covenants to promptly reimburse and pay to the Secured Party, at the Secured Party's request, the amount of all reasonable expenses (including the costs of any insurance and payment of taxes or other changes) incurred by the Secured Party in connection with its custody, preservation, use, or operation of the Collateral, and, all such expenses, costs, taxes, and other charges shall be a part of the Indebtedness and shall bear interest at the maximum rate permitted by applicable law from the date incurred until the date repaid to the Secured Party. It is agreed, however, that the risk of loss or damage to such Collateral is on the Debtor, and the Secured Party shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

10. Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made (including retention thereof in satisfaction if the Indebtedness), shall be sent to the Debtor and to any person entitled under the Code to notice. It is agreed that notice sent or given at least ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

11. Rights Cumulative. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the Security Interests herein or in the collection of the Note or the Indebtedness, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights and remedies.

12. Assignment. The rights, powers and interests held by the Secured Party hereunder, together with the Collateral, may be transferred and assigned by the Secured Party, in whole or in part, at such time and upon such terms as the Secured Party may deem advisable.

13. Rights of Secured Party. Secured Party shall have the rights contained in this Section 13 at all times during the period of time this Agreement is effective.

(a) Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, after the occurrence of an event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to obtain and adjust insurance required by Secured Party hereunder; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and

(iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

(c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

14. No Waivers. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

15. Binding Effect. This Agreement shall be binding on the Debtor and Debtor's successors and assigns and shall inure to the benefit of the Secured Party, and the Secured Party's successors and assigns.

16. Termination. This Agreement and the Security Interest in the Collateral will terminate when the Indebtedness secured hereby has been paid in full by extinguishment thereof but not by renewal, modification or extension thereof.

17. Governing Law. The law governing this Agreement will be that of the State of Texas in force on the date of execution of this Agreement. All obligations of the Debtor under the terms of this Agreement shall be performable in Dallas County, Texas.

18. Mailings. Any notice, request, instruction or other document required or permitted to be delivered hereunder by either party hereto to the other shall be in writing and shall be delivered or mailed, registered or certified, postage prepaid, addressed as follows:

To the Debtor:
16250 Dallas Parkway
Suite 205
Dallas, Texas 75248

To the Secured Party:
204 Barnes Drive
Garland, Texas 75042

or to such other address as any party hereto shall hereafter designate by written notice to the other party.

19. Agreement as Financing Statement. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement.

20. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.
21. Counterparts. This Agreement has been executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for one than one such counterpart.

22. Number and Gender of Words. Whenever herein the singular is used, the same shall include the plural where appropriate, and the words of any gender shall include each other where appropriate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day, month and year first above written.

DEBTOR:

ASCENDANT SOLUTIONS, INC.

By: /s/ Gary W. Boyd
Name: Gary W. Boyd
Title: Chief Financial Officer

SECURED PARTY:

AMPCO PARTNERS, LTD.

By: KRBL Management Company, Inc., General Partner

By: /s/ Bobby Lutz
Name: Bobby Lutz
Title: